UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2023

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Commission file number: 001-38291

Delaware	27-5026540
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1 Montgomery Street, Suite 1100
San Francisco, California 94104
(Address of principal executive offices and zip code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.00002 per share	SFIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the previously disclosed appointment of David Aufderhaar as the Chief Financial Officer of Stitch Fix, Inc. (the “Company”), which became effective April 3, 2023, on April 3, 2023, the Compensation Committee of the Company’s Board of Directors approved the following compensation for Mr. Aufderhaar:
•an annual base salary of $550,000;
•eligibility to participate in the Company’s executive bonus program, with a target bonus of 50% of base salary;
•a stock award consisting of 400,000 restricted stock units (“RSUs”) which shall vest 25% on the Company’s first quarterly vesting date that is at least six months following April 3, 2023, with the remainder vesting 25% in equal quarterly installments over the next two quarterly vesting dates, 33 ⅓% in equal quarterly installments over the next four quarterly vesting dates, and 16 ⅔% of the shares in equal quarterly installments over the next four quarterly vesting dates;
•a stock award consisting of 800,000 stock options, which shall vest 25% on the Company’s first quarterly vesting date that is at least six months following April 3, 2023, with the remainder vesting 25% in equal quarterly installments over the next two quarterly vesting dates, 33 ⅓% in equal quarterly installments over the next four quarterly vesting dates, and 16 ⅔% of the shares in equal quarterly installments over the next four quarterly vesting dates;
•a stock award consisting of 250,000 RSUs, which shall vest 1/12th on June 12, 2024, with the remainder vesting in equal quarterly installments of 1/12th over the next 11 subsequent quarterly vesting dates; and
•a stock award consisting of 500,000 stock options, which shall vest 1/12th on June 12, 2024, with the remainder vesting in equal quarterly installments of 1/12th over the next 11 subsequent quarterly vesting dates.

The Company and Mr. Aufderhaar entered into an employment offer letter on April 4, 2023, relating to the above compensation terms. This description of the offer letter is qualified in its entirety by reference to the full text of the offer letter, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: April 6, 2023	By:	/s/ Casey O’Connor
Casey O’Connor
Chief Legal Officer